UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2009

NEOSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10909	22-2343568
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

420 Lexington Avenue, Suite 450
New York, New York	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 584-4180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 9, 2009, the Board of Directors of NeoStem, Inc. (the "Company") approved the appointment of Drew Bernstein as a director of the Company. Mr. Bernstein will serve as a director until the Company's next annual meeting of shareholders. Mr. Bernstein was also appointed as Chairman of the Audit Committee of the Board of Directors.

On June 10, 2009, the Company issued a press release announcing the appointment of Mr. Bernstein as a director of the Company and Chairman of the Audit Committee.  A copy of this press release is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description	Reference

Exhibit 99.1	Press Release dated June 10, 2009	99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Catherine M. Vaczy
Vice President and General Counsel

Dated: June 12, 2009

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated June 10, 2009